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                                                                    EXHIBIT 23.2


                          INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement of IXC Communications, Inc. on Form S-8 of our report on National Teleservices, Inc. dated July 28, 1997, appearing in the Annual Report on Form 10-K of IXC Communications, Inc. for the year ended December 31, 1998.


/s/ Deloitte & Touche LLP


Minneapolis, Minnesota,
October 27, 1999